                                                                    EXHIBIT 32.2

                      STATEMENT OF CHIEF FINANCIAL OFFICER
         PURSUANT TO SECTION 1350 OF TITLE 18 OF THE UNITED STATES CODE

     Pursuant to section 1350 of Title 18 of the United States Code, I, Mark Karsch, the Chief Financial Officer of Escalon Medical Corp. (the "Registrant"), hereby certify that, to the best of my knowledge:

1. The Company's Form 10-K Annual Report for the fiscal year ended June 30, 2005 fully complies with the requirements of Section 13(a) of the Exchange Act; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 28, 2005                /s/ Mark Karsch
                                        ----------------------------------------
                                        Mark Karsch
                                        Chief Financial Officer

     A signed copy of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be furnished to the Securities Exchange Commission or its staff upon request.


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